STATE LAND DEPARTMENT
STATE OF ARIZONA

RENEWAL OF

MINERAL EXPLORATION PERMIT NO. **08-110137**

PERMIT IS HEREBY RENEWED FOR THE PERIOD OF:

EFFECTIVE DATE

April 14, 2007

APPROVAL DATE

May 3, 2007

EXPIRATION DATE

April 13, 2008

BY Karen McCarrick
FOR STATE LAND COMMISSIONER

THIS FORM MUST BE ATTACHED TO PERMIT

NOTICE TO ANYONE DEALING WITH THIS DOCUMENT
This document merely authorizes pursuit of its stated purpose, its existence does not constitute a finding by the Land Department that those purposes may be pursued profitably.

PERMIT NO. 08-110137

EFFECTIVE DATE April 14, 2006

STATE LAND DEPARTMENT
STATE OF ARIZONA

MINERAL EXPLORATION PERMIT

The STATE OF ARIZONA grants to **UNITED MINES, INC.** the exclusive right, for a period of one (1) year from date, subject to renewals as hereinafter set forth, but in no event beyond the **13th** day of **April**, **2011**, to prospect for minerals on the State land hereinafter described upon the following expressed conditions which are a part of the permit.

ARTICLES

1. The Permittee shall have those surface rights necessary for the prospecting and exploration for mineral, but may remove from the land only that amount of mineral required for sampling, assay and metallurgical testing purposes.

2. The Permittee shall have the right of ingress to and egress from the land covered by the Permit but only along routes first approved by the State Land Commissioner.

3. The Permittee shall be liable to and shall compensate the owner and lessee of the surface of the State land covered by this Permit, or across which the Permittee exercises the right of ingress and egress, for any loss to such owner and lessee from damage or destruction caused by the Permittee, his or its agents or employees, to grasses, forage, crops or improvements upon such State land.

4. This Permit shall terminate automatically, as of the end of any annual period from and after the date of issuance thereof unless during such annual period the Permittee shall have expended in exploration for valuable mineral deposits on the State land covered by this Permit the prescribed amount per acre, file an application for renewal and submit proof of the amount expended on exploration. The amount to be expended during each of the first two (2) annual periods in which this Permit may be in effect shall not be less than ten dollars ($10.00) for each acre of land covered by this Permit at the commencement of such annual period, and the amount to be expended during each of the last three annual periods in which this Permit may be in effect shall be not less than twenty dollars ($20.00) for each acre covered by this Permit at the commencement of such annual period.

5. Prior to the termination of any annual period, the Permittee may file a release with the State Land Department, releasing acreage covered by this Permit, provided that the acreage released be

contained within one or more rectangular subdivisions of twenty (20) acres more or less, or lots, according to the lines of the public land survey.

6. Upon any partial or total relinquishment, or the cancellation or expiration of the Permit, other than by issuance of a mineral lease, the Permittee shall fill any holes, ditches, or other excavations as may be required by the State Land Commissioner and so far as reasonably possible, reclaim the surface to its former condition.

7. The Permittee may, prior to expiration of the annual period for which the Permit was issued, or prior to the expiration period for which this Permit was renewed, file with the State Land Department an application for renewal for the ensuing annual period. This Permit shall not be renewed for more than four (4) successive annual periods following expiration of the first annual period.

8. No rental shall be payable for the first annual period for which the Permit may be renewed. The rental for each of the three (3) subsequent annual periods following the first annual period for which a permit may be renewed, shall be one dollar ($1.00) for each acre of State land for which the application for renewal is filed.

9. The Permittee shall file an affidavit of expenditure of the required amount in exploration during the current annual period, together with proof in support of such expenditure.

10. Following discovery of a valuable mineral deposit on the State land covered by this Permit within a rectangular subdivision of twenty (20) acres, more or less, or lot, of the public land survey, the Permittee may apply to the State Land Commissioner for a mineral lease upon the State land within such rectangular subdivision, or lot.

11. This Permit is subject to existing laws and rules and regulations and any laws or rules and regulations hereinafter enacted, or adopted, and in no event shall the State be liable for damages or otherwise under the provisions hereof.

12. The Permittee shall not assign or sub-let this mineral exploration permit, or any right or rights thereunder, without first obtaining the written consent of the State Land Commissioner thereto.

13. PRIOR TO THE BEGINNING OF ANY EXPLORATION, A PLAN OF OPERATIONS AND RECLAMATION MUST BE FILED WITH THE STATE LAND DEPARTMENT AND APPROVED BY THE STATE LAND COMMISSIONER OR HIS DEPUTY.

In order to minimize or prevent surface or underground waste and pollution and promote maximum conservation, the Permittee shall seal or separate oil, gas, helium, water, mineral or other natural resource strata in order to prevent their contents from passing into another stratum.

The Lessee agrees to indemnify, hold and save Lessor harmless against all loss, damage, liability, expense, costs and charges incident to or resulting in any way from any injuries to person or damage to property caused by or resulting from the use, condition or occupation of the land.

The Permittee shall not, for exploration purposes, enter upon that part of the permitted area encompassed by rights-of-way and permits granted to the Arizona State Highway Department without

the express written permission of the State Highway Engineer and not then until the State Land Commissioner has, in writing, approved such entry.

The Permittee agrees that any mineral lease of a claim issued as a result of exploratory activity under this Permit shall contain an additional and special condition denying the Lessee entry to the area encompassed by those rights-of-way and permits mentioned next above for the purposes of extracting and shipping mineral unless and until the State Highway Engineer has given express written permission and not then until the State Land Commissioner has, in writing, approved such entry.

If at any time during the duration of the Permit, the whole or any part of the permitted premises shall be taken for any quasi-public or public purpose by any person, private or public corporation, or any governmental agency having authority to exercise the power of eminent domain or condemnation proceedings pursuant to any law, general, special or otherwise, this Permit shall expire on the date when the permitted property shall be so taken or acquired and the Permittee shall have no compensable right or interest in the real property being condemned and shall have no compensable right or interest in severance damages which may accrue to the remaining permitted property not acquired by condemnation proceedings. Net rent to be paid by the tenant shall be apportioned and paid to the date of such taking.

The State shall be entitled to and shall receive any and all awards, including severance damages to remaining State lands, that may be made for any eminent domain or condemnation proceedings concerning the land which is the subject of this Permit, except that the Permittee shall have the right to receive any and all awards or payments made for any buildings or other improvements lawfully placed on the subject property by the Permittee with the approval of the State Land Department.

This Permit is issued for such leasable minerals now owned by the State of Arizona and in regard to which there has been no reservation by a predecessor in title to the State of Arizona.

Federal records may or may not reflect mineral interest claims that pre-date the State's claim to some or all of these lands; the State does not warrant that it owns the minerals sought to be prospected under this Permit.

This Permit issued subject to all the rights of the owner of the non-mineral land estate.

Provided however, in regard to those parcels of State lands sold under the provisions of ARS 37-231, providing for a reservation of minerals to the State, there shall be no entry upon such lands by an Arizona State Land Department lessee or Permittee without express written approval of the Arizona State Land Commissioner following compliance with Arizona State Land Department Rule #12-5-707D by such Lessee or Permittee.

"Before significant earth movement may commence, the Lessee or Permittee hereof shall satisfy the Arizona State Land Department, in writing, that no significant cultural, historical, antiquity or archaeological values will be destroyed, and, in the event such values will be destroyed, that proper mitigation measures have been agreed upon between said Lessee or Permittee and the Arizona State Land Department, and further said Lessee or Permittee shall report all of such values as they are later discovered after such approval is given initially."

NATIVE PLANT LAW:

If the removal of plants protected under the Arizona Native Plant Law is necessary to enjoy the privilege of this document, the Permittee hereunder must previously acquire the written permission of the Arizona State Land Department and the Arizona Department of Agriculture to remove those plants.

ADDITIONAL CONDITIONS

A. Non-Availability of Funds

Every obligation of the State under this Permit is conditioned upon the availability of funds appropriated or allocated for the payment of such obligation. If funds are not allocated and available for the continuance of this Permit, this Permit may be terminated by the State at the end of the period for which funds are available. No liability shall accrue to the State in the event this provision is exercised, and the State shall not be obligated or liable for any future payments or any damages as a result of termination under this paragraph.

B. Cancellation for Conflict of Interest

Pursuant to A.R.S. § 38-511, the state or any department or agency of the state may, within three years after its execution, cancel any permit, without penalty or further obligation, made by the state or any of its departments or agencies if any person significantly involved in initiating, negotiating, securing, drafting or creating the permit on behalf of the state or any of the departments or agencies of the state, is at any time while the permit is in effect, an employee or agent of any other party to the permit in any capacity or a consultant to any other party of the permit with respect to the subject matter of the permit. A cancellation made pursuant to this provision shall be effective when the Permittee receives written notice of the cancellation unless the notice specifies a later time.

C. Non-discrimination

The Permittee shall comply with Executive Order 99-4, which mandates that all persons, regardless of race, color, religion, sex, age national origin or political affiliation, shall have equal access to employment opportunities, and all other applicable State and Federal employment laws, rules, and regulations, including the Americans with Disabilities Act. The Permittee shall take affirmative action to ensure that applicants for employment and employees are not discriminated against due to race, creed, color, religion, sex, national origin or disability.

D. Arbitration

The parties to this Permit agree to resolve all disputes arising out of or relating to this Permit through arbitration, after exhausting applicable administrative review, to the extent required by A.R.S. 12-1518, except as may be required by other applicable statutes.

STATE OF ARIZONA LAND DEPARTMENT
1616 W. ADAMS
PHOENIX, AZ 85007

RUN DATE 28-FEB-2006
RUN TIME: 13:15:36
APPENDIX A
PAGE: 001

KE-LEASE#: 008-110137-00-000 APPTYPE: NEW

AMENDMENT#: 0

LAND#	LEGAL DESCRIPTION	AUS	ACREAGE
20.0-S-10.0-E-35-10-031-1011	ALL	0.00	640.000
	TOTALS:	0.00	640.000

IN WITNESS HEREOF, the parties hereto have signed this permit agreement effective the day and year set forth previously herein.

United Mines, Inc.
Permittee

Glenn E Martin 4/10/06
Signature Date

STATE OF ARIZONA, PERMITTOR
Arizona State Land Commissioner

By: Karen McCurrick 4/17/06

(SEAL)

ARIZONA STATE LAND DEPARTMENT
Minerals Section

2008 APR 10 AM 11:07
ARIZONA STATE LAND DEPARTMENT

EXPLORATION
PLAN OF OPERATION

The following information must be submitted to, and approved by the Department prior to initiating exploration activities on State land. The plan will only be approved for a period of one year. Any change in the described operations must first be approved by the Department.

Plan evaluation and approval may require 30 to 60 days.

Permit Number(s) 008-110137
Permittee United Mines Inc. per Glenn E Martin
Name of Operator United Mines Inc. Telephone 520-742-3111
Address of Operator 9100 E Indian Hills Rd, Tucson Az 85749
Name of Field Representative Glynn A. Burkhardt 9100 E Indian Hills Rd Tucson Az. 85749 520-749-1393
(If different than operator include address and telephone)

1) **Land Description and Map**
Attach as Exhibit B to this Plan a U.S.G.S. topographic map of the referenced property.

County PIMA Township 20S Range 10E Section(s) 35

2) **Period of Operation**
The operation is proposed to begin on April 15th 2008 and end on APRIL 10th 2009
If exploration operations are proposed to exceed one year, an addendum to this plan must be filed prior to the plan expiration date.

3) **Access**
Show on Exhibit B existing and proposed routes. Describe in detail the extent of all improved or newly constructed access. Note any locked gates and include any landmarks which will assist in locating the property.
No Locked gates, NO NEWLY CONSTructed ACCESS
Road Improvements were made, ARROYO CROSSING Improvements made
ARIVACA/AMADO Rd to Mine Sites (M.P. 8.5) North to Ranch Rd.
to Mine sites.

4) **Vehicles and Equipment**
List by type and size all vehicles and equipment which will be used in connection with the operation. Include the capacity of concentrators for placer operations.
FORD Expedition, 4WD Truck w/hoist, HAND Tools ONly

5) **Scope of Operation**

Describe the type and extent of the operation to be performed. Include the estimated area of disturbance and provide detailed information for any earth moving or site clearance operations. For placer type exploration include the amount of material to be processed from each test site, and the dimension of test sites.

Estimated area of disturbance: < 1AC-2AC >

Rock-chip sampling, Drill site prep + survey, Road Improvements, Arroyo crossing improvements, Mapping. Side cast mine dump measurements + sampling.

6) **Affected Land**

Indicate to the nearest 300 feet the location of all proposed exploration sites (Topographic Map, Exhibit B). If unable to show on topographic map, complete attached Exhibit A or provide coordinate description (topographic grid or distance from section corner). For placer type exploration include the location of concentrators.

Coordinate description: Submit as an attachment. SEE ATTACHED Ex. "B"

7) **Drilling**

For all drilling operations indicate the type of drilling operation, drilling medium (air, water e.g.) hole diameter, ground elevation and proposed total depth.

N/A CURRENTLY Modified plan of operations will Be submitted for drilling operations

Hole Identification	Elevation	Total Depth

If drilling is anticipated, indicate the method of plugging and abandonment. Indicate the marsh funnel viscosity if applicable.

N/A Currently

8) **Water Use**

If the use of water is required, describe the location and quantity to be used.

N/A Currently

9) **Reclamation**

Describe plans for reclamation of disturbed areas. Include measures for segregation of top soil, top soil stabilization, backfilling, erosion control, recontouring, seed bed preparation, method of seeding, seed species, etc. Unless otherwise approved, reclamation on the property is to be completed within the approved plan period of one year.

N/A Currently

10) **Antiquities and Native Plants**

If required, the Permittee agrees to obtain archaeological clearance prior to disturbance on all land surface affected by exploration activities, including access roads.

United Mines will comply with all requirements requested.

If the destruction or removal of protected native plants is necessary to enjoy the privileges of a permit, the Permittee agrees to obtain written permission from the Arizona Department of Agriculture. The Permittee also agrees to either salvage the plants for use in reclaiming the property or purchase the plants from the Arizona State Land Department.

N/A Currently

The permittee agrees to abide by the methods and extent of the operations described herein.

PERMITTEE: Glenn E Martin for Chatel Mines 4/3/08
Signature and Date

Plan must be signed by the permit holder, statutory agent, have a power of attorney on file with the Department, or be a duly authorized representative of the company.
****

CONDITIONS OF APPROVAL: ______________________________

____

____

____

____

Permittee also agrees to abide by the above listed CONDITIONS OF APPROVAL.

PERMITTEE: ______________________________
Signature and Date

Following the Department's evaluation of this plan, two copies will be sent to the permittee noting any conditions which may be required by the Department. The permittee shall sign and return one copy which will attach to, and become a part of, the permit.

FOR DEPARTMENT USE ONLY

Plan Number 08-110137

Bond Amount 5000 cash bond

Approved for the period: Beginning 4/15/08 Expiring 4/10/09

Approved By: Smeier Date 5/28/08

Date of Permit Issue: 4-14-06

Date Last Plan Submitted: ______________ Plan Number ______________

Denied By: ______________ Date ______________

Remarks: ______________________________

SECTION PLAT SHEET
(Exhibit A)

SECTION 35 TOWNSHIP 20S RANGE 10E

COUNTY PIMA STATE Az SCALE ¾" = 660'


ALL

T20S, R10E Section 35

Ex. "B"-2


topozone
Copyright 1999-2003 Maps a la carte, Inc.
27
26
25
Cerro
Colorado
SMM 3
3759
ROAD
Shell Well
3800
Colorado Chief Mine
BM
3764
3748
ARIVACA
3800
34
35
Sec. 35
3760
36
3800
3735
3787
3800
Wash
BM
3804
BM
3792
2
1
3800
0
0.3
0.6
0.9
1.2
1.5 km
0
0.2
0.4
0.6
0.8
1 mi
M
G

= SAmple Test HoLes

Map center is UTM 12 472503E 3501135N (WGS84/NAD83)

Cerro Colorado quadrangle - Elevation 3,782.3 ft / 1,152.8 m (USGS NED)

Projection is UTM Zone 12 NAD83 Datum

M=11.404
G=-0.152

= Road Improvements

= Rock chip SAMPLING Rec ASSAYS

STATE LAND DEPARTMENT
STATE OF ARIZONA

RENEWAL OF

MINERAL EXPLORATION PERMIT NO. **08-110136**

PERMIT IS HEREBY RENEWED FOR THE PERIOD OF:

EFFECTIVE DATE	EXPIRATION DATE
April 14, 2007	**April 13, 2008**

APPROVAL DATE

May 3, 2007

BY ______________________
FOR STATE LAND COMMISSIONER

THIS FORM MUST BE ATTACHED TO PERMIT

NOTICE TO ANYONE DEALING WITH THIS DOCUMENT
This document merely authorizes pursuit of its stated purpose, its existence does not constitute a finding by the Land Department that those purposes may be pursued profitably.

PERMIT NO. 08-110136

EFFECTIVE DATE April 14, 2006

STATE LAND DEPARTMENT
STATE OF ARIZONA

MINERAL EXPLORATION PERMIT

The STATE OF ARIZONA grants to UNITED MINES, INC. the exclusive right, for a period of one (1) year from date, subject to renewals as hereinafter set forth, but in no event beyond the 13th day of April, 2011, to prospect for minerals on the State land hereinafter described upon the following expressed conditions which are a part of the permit.

ARTICLES

1. The Permittee shall have those surface rights necessary for the prospecting and exploration for mineral, but may remove from the land only that amount of mineral required for sampling, assay and metallurgical testing purposes.

2. The Permittee shall have the right of ingress to and egress from the land covered by the Permit but only along routes first approved by the State Land Commissioner.

3. The Permittee shall be liable to and shall compensate the owner and lessee of the surface of the State land covered by this Permit, or across which the Permittee exercises the right of ingress and egress, for any loss to such owner and lessee from damage or destruction caused by the Permittee, his or its agents or employees, to grasses, forage, crops or improvements upon such State land.

4. This Permit shall terminate automatically, as of the end of any annual period from and after the date of issuance thereof unless during such annual period the Permittee shall have expended in exploration for valuable mineral deposits on the State land covered by this Permit the prescribed amount per acre, file an application for renewal and submit proof of the amount expended on exploration. The amount to be expended during each of the first two (2) annual periods in which this Permit may be in effect shall not be less than ten dollars ($10.00) for each acre of land covered by this Permit at the commencement of such annual period, and the amount to be expended during each of the last three annual periods in which this Permit may be in effect shall be not less than twenty dollars ($20.00) for each acre covered by this Permit at the commencement of such annual period.

5. Prior to the termination of any annual period, the Permittee may file a release with the State Land Department, releasing acreage covered by this Permit, provided that the acreage released be

contained within one or more rectangular subdivisions of twenty (20) acres more or less, or lots, according to the lines of the public land survey.

6. Upon any partial or total relinquishment, or the cancellation or expiration of the Permit, other than by issuance of a mineral lease, the Permittee shall fill any holes, ditches, or other excavations as may be required by the State Land Commissioner and so far as reasonably possible, reclaim the surface to its former condition.

7. The Permittee may, prior to expiration of the annual period for which the Permit was issued, or prior to the expiration period for which this Permit was renewed, file with the State Land Department an application for renewal for the ensuing annual period. This Permit shall not be renewed for more than four (4) successive annual periods following expiration of the first annual period.

8. No rental shall be payable for the first annual period for which the Permit may be renewed. The rental for each of the three (3) subsequent annual periods following the first annual period for which a permit may be renewed, shall be one dollar ($1.00) for each acre of State land for which the application for renewal is filed.

9. The Permittee shall file an affidavit of expenditure of the required amount in exploration during the current annual period, together with proof in support of such expenditure.

10. Following discovery of a valuable mineral deposit on the State land covered by this Permit within a rectangular subdivision of twenty (20) acres, more or less, or lot, of the public land survey, the Permittee may apply to the State Land Commissioner for a mineral lease upon the State land within such rectangular subdivision, or lot.

11. This Permit is subject to existing laws and rules and regulations and any laws or rules and regulations hereinafter enacted, or adopted, and in no event shall the State be liable for damages or otherwise under the provisions hereof.

12. The Permittee shall not assign or sub-let this mineral exploration permit, or any right or rights thereunder, without first obtaining the written consent of the State Land Commissioner thereto.

13. PRIOR TO THE BEGINNING OF ANY EXPLORATION, A PLAN OF OPERATIONS AND RECLAMATION MUST BE FILED WITH THE STATE LAND DEPARTMENT AND APPROVED BY THE STATE LAND COMMISSIONER OR HIS DEPUTY.

In order to minimize or prevent surface or underground waste and pollution and promote maximum conservation, the Permittee shall seal or separate oil, gas, helium, water, mineral or other natural resource strata in order to prevent their contents from passing into another stratum.

The Lessee agrees to indemnify, hold and save Lessor harmless against all loss, damage, liability, expense, costs and charges incident to or resulting in any way from any injuries to person or damage to property caused by or resulting from the use, condition or occupation of the land.

The Permittee shall not, for exploration purposes, enter upon that part of the permitted area encompassed by rights-of-way and permits granted to the Arizona State Highway Department without

the express written permission of the State Highway Engineer and not then until the State Land Commissioner has, in writing, approved such entry.

The Permittee agrees that any mineral lease of a claim issued as a result of exploratory activity under this Permit shall contain an additional and special condition denying the Lessee entry to the area encompassed by those rights-of-way and permits mentioned next above for the purposes of extracting and shipping mineral unless and until the State Highway Engineer has given express written permission and not then until the State Land Commissioner has, in writing, approved such entry.

If at any time during the duration of the Permit, the whole or any part of the permitted premises shall be taken for any quasi-public or public purpose by any person, private or public corporation, or any governmental agency having authority to exercise the power of eminent domain or condemnation proceedings pursuant to any law, general, special or otherwise, this Permit shall expire on the date when the permitted property shall be so taken or acquired and the Permittee shall have no compensable right or interest in the real property being condemned and shall have no compensable right or interest in severance damages which may accrue to the remaining permitted property not acquired by condemnation proceedings. Net rent to be paid by the tenant shall be apportioned and paid to the date of such taking.

The State shall be entitled to and shall receive any and all awards, including severance damages to remaining State lands, that may be made for any eminent domain or condemnation proceedings concerning the land which is the subject of this Permit, except that the Permittee shall have the right to receive any and all awards or payments made for any buildings or other improvements lawfully placed on the subject property by the Permittee with the approval of the State Land Department.

This Permit is issued for such leasable minerals now owned by the State of Arizona and in regard to which there has been no reservation by a predecessor in title to the State of Arizona.

Federal records may or may not reflect mineral interest claims that pre-date the State's claim to some or all of these lands; the State does not warrant that it owns the minerals sought to be prospected under this Permit.

This Permit issued subject to all the rights of the owner of the non-mineral land estate.

Provided however, in regard to those parcels of State lands sold under the provisions of ARS 37-231, providing for a reservation of minerals to the State, there shall be no entry upon such lands by an Arizona State Land Department lessee or Permittee without express written approval of the Arizona State Land Commissioner following compliance with Arizona State Land Department Rule #12-5-707D by such Lessee or Permittee.

"Before significant earth movement may commence, the Lessee or Permittee hereof shall satisfy the Arizona State Land Department, in writing, that no significant cultural, historical, antiquity or archaeological values will be destroyed, and, in the event such values will be destroyed, that proper mitigation measures have been agreed upon between said Lessee or Permittee and the Arizona State Land Department, and further said Lessee or Permittee shall report all of such values as they are later discovered after such approval is given initially."

NATIVE PLANT LAW:

If the removal of plants protected under the Arizona Native Plant Law is necessary to enjoy the privilege of this document, the Permittee hereunder must previously acquire the written permission of the Arizona State Land Department and the Arizona Department of Agriculture to remove those plants.

ADDITIONAL CONDITIONS

A. Non-Availability of Funds

Every obligation of the State under this Permit is conditioned upon the availability of funds appropriated or allocated for the payment of such obligation. If funds are not allocated and available for the continuance of this Permit, this Permit may be terminated by the State at the end of the period for which funds are available. No liability shall accrue to the State in the event this provision is exercised, and the State shall not be obligated or liable for any future payments or any damages as a result of termination under this paragraph.

B. Cancellation for Conflict of Interest

Pursuant to A.R.S. § 38-511, the state or any department or agency of the state may, within three years after its execution, cancel any permit, without penalty or further obligation, made by the state or any of its departments or agencies if any person significantly involved in initiating, negotiating, securing, drafting or creating the permit on behalf of the state or any of the departments or agencies of the state, is at any time while the permit is in effect, an employee or agent of any other party to the permit in any capacity or a consultant to any other party of the permit with respect to the subject matter of the permit. A cancellation made pursuant to this provision shall be effective when the Permittee receives written notice of the cancellation unless the notice specifies a later time.

C. Non-discrimination

The Permittee shall comply with Executive Order 99-4, which mandates that all persons, regardless of race, color, religion, sex, age national origin or political affiliation, shall have equal access to employment opportunities, and all other applicable State and Federal employment laws, rules, and regulations, including the Americans with Disabilities Act. The Permittee shall take affirmative action to ensure that applicants for employment and employees are not discriminated against due to race, creed, color, religion, sex, national origin or disability.

D. Arbitration

The parties to this Permit agree to resolve all disputes arising out of or relating to this Permit through arbitration, after exhausting applicable administrative review, to the extent required by A.R.S. 12-1518, except as may be required by other applicable statutes.

STATE OF ARIZONA LAND DEPARTMENT
1616 W. ADAMS
PHOENIX, AZ 85007

RUN DATE 28-FEB-2006
RUN TIME: 13:14:52
APPENDIX A
PAGE: 001

KE-LEASE#: 008-110136-00-000 APPTYPE: NEW

AMENDMENT#: 0

LAND#	LEGAL DESCRIPTION		AUS	ACREAGE
20.0-S-10.0-E-21-10-031-1008	ALL		0.00	640.000
		TOTALS:	0.00	640.000

IN WITNESS HEREOF, the parties hereto have signed this permit agreement effective the day and year set forth previously herein.

United Mines, Inc.
Permittee

Glenn E Martin 4/10/06
Signature Date

STATE OF ARIZONA, PERMITTOR
Arizona State Land Commissioner

By: Karen McCarrick 4/17/06

(SEAL)

ARIZONA STATE LAND DEPARTMENT
Minerals Section

EXPLORATION
PLAN OF OPERATION

The following information must be submitted to, and approved by the Department prior to initiating exploration activities on State land. The plan will only be approved for a period of one year. Any change in the described operations must first be approved by the Department.

Plan evaluation and approval may require 30 to 60 days.

Permit Number(s) 008-110136

Permittee United Mines INC. by Glenn E MARTIN

Name of Operator United Mines INC. Telephone

Address of Operator 9100 E Indian Hills Rd Tucson Az. 85749

Name of Field Representative GLYNN A. Burkhardt 520-749-1393
(If different than operator include address and telephone) 9100 E Indian Hills Rd. Tucson Az. 85749

1) **Land Description and Map**
Attach as Exhibit B to this Plan a U.S.G.S. topographic map of the referenced property.

County PIMA Township 20S Range 10E Section(s) 21

2) **Period of Operation**
The operation is proposed to begin on April 15th 2008 and end on April 10th 2009.
If exploration operations are proposed to exceed one year, an addendum to this plan must be filed prior to the plan expiration date.

3) **Access**
Show on Exhibit B existing and proposed routes. Describe in detail the extent of all improved or newly constructed access. Note any locked gates and include any landmarks which will assist in locating the property.

NO Locked gates, NO New Rds or ACCESS constructed
Road improvements, Fortified Arroyo crossing, cleared
grass + Brush to sites, cleared grass on Ranch Rds. Side Cast
Minedumps measured + cleared of Debris. / Arivaca/Amado Rds To Ranch
+ Mine Rds To Sites.

4) **Vehicles and Equipment**
List by type and size all vehicles and equipment which will be used in connection with the operation. Include the capacity of concentrators for placer operations.

4WD Truck w hoist, 4WD Pick-ups, Ford Expedition
Hand Tools only

5) **Scope of Operation**

Describe the type and extent of the operation to be performed. Include the estimated area of disturbance and provide detailed information for any earth moving or site clearance operations. For placer type exploration include the amount of material to be processed from each test site, and the dimension of test sites.

Estimated area of disturbance: < 1 AC - 1½ AC >

Mine Dump Measurements + Sampling, AREA Rock Sampling
Road Maintenance + Improvement on ARROYOS CROSSING to CROSS
RAINS CURRENTLY wash out Roads Annually
Multiple Site Survey + MAPPING FOR DRILL operations
SITES IDENTIFIED For Rock SAmpling for ASSAY WORK

6) **Affected Land**

Indicate to the nearest 300 feet the location of all proposed exploration sites (Topographic Map, Exhibit B). If unable to show on topographic map, complete attached Exhibit A or provide coordinate description (topographic grid or distance from section corner). For placer type exploration include the location of concentrators.

Coordinate description: Submit as an attachment. SEE ATTACHED EX. B

7) **Drilling**

For all drilling operations indicate the type of drilling operation, drilling medium (air, water e.g.) hole diameter, ground elevation and proposed total depth.

Not at this Time. Will submit Modified Plan of Operations for future DRILLING prospects

Hole Identification	Elevation	Total Depth

If drilling is anticipated, indicate the method of plugging and abandonment. Indicate the marsh funnel viscosity if applicable.

N/A currently

8) **Water Use**

If the use of water is required, describe the location and quantity to be used.

N/A currently

9) **Reclamation**

Describe plans for reclamation of disturbed areas. Include measures for segregation of top soil, top soil stabilization, backfilling, erosion control, recontouring, seed bed preparation, method of seeding, seed species, etc. Unless otherwise approved, reclamation on the property is to be completed within the approved plan period of one year.

N/A currently

10) **Antiquities and Native Plants**

If required, the Permittee agrees to obtain archaeological clearance prior to disturbance on all land surface affected by exploration activities, including access roads.

United Mines will comply with all Requirements requested.

If the destruction or removal of protected native plants is necessary to enjoy the privileges of a permit, the Permittee agrees to obtain written permission from the Arizona Department of Agriculture. The Permittee also agrees to either salvage the plants for use in reclaiming the property or purchase the plants from the Arizona State Land Department.

N/A currently

The permittee agrees to abide by the methods and extent of the operations described herein.

PERMITTEE: Glenn E Martin for United Mines Inc. 4/3/08
Signature and Date

Plan must be signed by the permit holder, statutory agent, have a power of attorney on file with the Department, or be a duly authorized representative of the company.

****

CONDITIONS OF APPROVAL: ______________________________

____

____

____

____

Permittee also agrees to abide by the above listed CONDITIONS OF APPROVAL.

PERMITTEE: ______________________________
Signature and Date

Following the Department's evaluation of this plan, two copies will be sent to the permittee noting any conditions which may be required by the Department. The permittee shall sign and return one copy which will attach to, and become a part of, the permit.

____

FOR DEPARTMENT USE ONLY

Plan Number 08-11D136

Bond Amount 3000 cash bond

Approved for the period: Beginning 4/15/08 Expiring 4/10/09

Approved By: Imeier Date 5/28/08

Date of Permit Issue: 4-14-06

Date Last Plan Submitted: ______________ Plan Number ______________

Denied By: ______________ Date ______________

Remarks: ______________________________

____

____

____

SECTION PLAT SHEET
(Exhibit A)

SECTION 21 TOWNSHIP 20S RANGE 10E

COUNTY PIMA STATE AZ SCALE ¾" = 660'


ALL

T20S, R10E Section 21 EX. 'B'


topozone
Copyright 1999-2003 Maps a la carte, Inc.
Silver Hill
Mine
Silver Hill
JEEP
TRAIL
3616
3600
16
15
3750
20
21
22
3947
Arroyo
Seco
3669
New C
Mine
3156
29
28
27
To ARIVACA

0 0.3 0.6 0.9 1.2 1.5 km

0 0.2 0.4 0.6 0.8 1 mi

M=11.418
G=-0.17

= Mine Dumps
= Survey Sites
= Samples
= Test Holes
= Rd Improvements

Map center is UTM 12 469289E 3504370N (WGS84/NAD83)
Cerro Colorado quadrangle - Elevation 3,652.7 ft / 1,113.3 m (USGS NED)
Projection is UTM Zone 12 NAD83 Datum

STATE LAND DEPARTMENT
STATE OF ARIZONA

RENEWAL OF

MINERAL EXPLORATION PERMIT NO. **08-110135**

PERMIT IS HEREBY RENEWED FOR THE PERIOD OF:

EFFECTIVE DATE

April 14, 2007

APPROVAL DATE

May 3, 2007

EXPIRATION DATE

April 13, 2008

BY Karen McCarrick
FOR STATE LAND COMMISSIONER

THIS FORM MUST BE ATTACHED TO PERMIT

NOTICE TO ANYONE DEALING WITH THIS DOCUMENT
This document merely authorizes pursuit of its stated purpose, its existence does not constitute a finding by the Land Department that those purposes may be pursued profitably.

PERMIT NO. 08-110135

EFFECTIVE DATE April 14, 2006

STATE LAND DEPARTMENT
STATE OF ARIZONA

MINERAL EXPLORATION PERMIT

The STATE OF ARIZONA grants to UNITED MINES, INC. the exclusive right, for a period of one (1) year from date, subject to renewals as hereinafter set forth, but in no event beyond the 13th day of April, 2011, to prospect for minerals on the State land hereinafter described upon the following expressed conditions which are a part of the permit.

ARTICLES

1. The Permittee shall have those surface rights necessary for the prospecting and exploration for mineral, but may remove from the land only that amount of mineral required for sampling, assay and metallurgical testing purposes.

2. The Permittee shall have the right of ingress to and egress from the land covered by the Permit but only along routes first approved by the State Land Commissioner.

3. The Permittee shall be liable to and shall compensate the owner and lessee of the surface of the State land covered by this Permit, or across which the Permittee exercises the right of ingress and egress, for any loss to such owner and lessee from damage or destruction caused by the Permittee, his or its agents or employees, to grasses, forage, crops or improvements upon such State land.

4. This Permit shall terminate automatically, as of the end of any annual period from and after the date of issuance thereof unless during such annual period the Permittee shall have expended in exploration for valuable mineral deposits on the State land covered by this Permit the prescribed amount per acre, file an application for renewal and submit proof of the amount expended on exploration. The amount to be expended during each of the first two (2) annual periods in which this Permit may be in effect shall not be less than ten dollars ($10.00) for each acre of land covered by this Permit at the commencement of such annual period, and the amount to be expended during each of the last three annual periods in which this Permit may be in effect shall be not less than twenty dollars ($20.00) for each acre covered by this Permit at the commencement of such annual period.

5. Prior to the termination of any annual period, the Permittee may file a release with the State Land Department, releasing acreage covered by this Permit, provided that the acreage released be

contained within one or more rectangular subdivisions of twenty (20) acres more or less, or lots, according to the lines of the public land survey.

6. Upon any partial or total relinquishment, or the cancellation or expiration of the Permit, other than by issuance of a mineral lease, the Permittee shall fill any holes, ditches, or other excavations as may be required by the State Land Commissioner and so far as reasonably possible, reclaim the surface to its former condition.

7. The Permittee may, prior to expiration of the annual period for which the Permit was issued, or prior to the expiration period for which this Permit was renewed, file with the State Land Department an application for renewal for the ensuing annual period. This Permit shall not be renewed for more than four (4) successive annual periods following expiration of the first annual period.

8. No rental shall be payable for the first annual period for which the Permit may be renewed. The rental for each of the three (3) subsequent annual periods following the first annual period for which a permit may be renewed, shall be one dollar ($1.00) for each acre of State land for which the application for renewal is filed.

9. The Permittee shall file an affidavit of expenditure of the required amount in exploration during the current annual period, together with proof in support of such expenditure.

10. Following discovery of a valuable mineral deposit on the State land covered by this Permit within a rectangular subdivision of twenty (20) acres, more or less, or lot, of the public land survey, the Permittee may apply to the State Land Commissioner for a mineral lease upon the State land within such rectangular subdivision, or lot.

11. This Permit is subject to existing laws and rules and regulations and any laws or rules and regulations hereinafter enacted, or adopted, and in no event shall the State be liable for damages or otherwise under the provisions hereof.

12. The Permittee shall not assign or sub-let this mineral exploration permit, or any right or rights thereunder, without first obtaining the written consent of the State Land Commissioner thereto.

13. PRIOR TO THE BEGINNING OF ANY EXPLORATION, A PLAN OF OPERATIONS AND RECLAMATION MUST BE FILED WITH THE STATE LAND DEPARTMENT AND APPROVED BY THE STATE LAND COMMISSIONER OR HIS DEPUTY.

In order to minimize or prevent surface or underground waste and pollution and promote maximum conservation, the Permittee shall seal or separate oil, gas, helium, water, mineral or other natural resource strata in order to prevent their contents from passing into another stratum.

The Lessee agrees to indemnify, hold and save Lessor harmless against all loss, damage, liability, expense, costs and charges incident to or resulting in any way from any injuries to person or damage to property caused by or resulting from the use, condition or occupation of the land.

The Permittee shall not, for exploration purposes, enter upon that part of the permitted area encompassed by rights-of-way and permits granted to the Arizona State Highway Department without

the express written permission of the State Highway Engineer and not then until the State Land Commissioner has, in writing, approved such entry.

The Permittee agrees that any mineral lease of a claim issued as a result of exploratory activity under this Permit shall contain an additional and special condition denying the Lessee entry to the area encompassed by those rights-of-way and permits mentioned next above for the purposes of extracting and shipping mineral unless and until the State Highway Engineer has given express written permission and not then until the State Land Commissioner has, in writing, approved such entry.

If at any time during the duration of the Permit, the whole or any part of the permitted premises shall be taken for any quasi-public or public purpose by any person, private or public corporation, or any governmental agency having authority to exercise the power of eminent domain or condemnation proceedings pursuant to any law, general, special or otherwise, this Permit shall expire on the date when the permitted property shall be so taken or acquired and the Permittee shall have no compensable right or interest in the real property being condemned and shall have no compensable right or interest in severance damages which may accrue to the remaining permitted property not acquired by condemnation proceedings. Net rent to be paid by the tenant shall be apportioned and paid to the date of such taking.

The State shall be entitled to and shall receive any and all awards, including severance damages to remaining State lands, that may be made for any eminent domain or condemnation proceedings concerning the land which is the subject of this Permit, except that the Permittee shall have the right to receive any and all awards or payments made for any buildings or other improvements lawfully placed on the subject property by the Permittee with the approval of the State Land Department.

This Permit is issued for such leasable minerals now owned by the State of Arizona and in regard to which there has been no reservation by a predecessor in title to the State of Arizona.

Federal records may or may not reflect mineral interest claims that pre-date the State's claim to some or all of these lands; the State does not warrant that it owns the minerals sought to be prospected under this Permit.

This Permit issued subject to all the rights of the owner of the non-mineral land estate.

Provided however, in regard to those parcels of State lands sold under the provisions of ARS 37-231, providing for a reservation of minerals to the State, there shall be no entry upon such lands by an Arizona State Land Department lessee or Permittee without express written approval of the Arizona State Land Commissioner following compliance with Arizona State Land Department Rule #12-5-707D by such Lessee or Permittee.

"Before significant earth movement may commence, the Lessee or Permittee hereof shall satisfy the Arizona State Land Department, in writing, that no significant cultural, historical, antiquity or archaeological values will be destroyed, and, in the event such values will be destroyed, that proper mitigation measures have been agreed upon between said Lessee or Permittee and the Arizona State Land Department, and further said Lessee or Permittee shall report all of such values as they are later discovered after such approval is given initially."

NATIVE PLANT LAW:

If the removal of plants protected under the Arizona Native Plant Law is necessary to enjoy the privilege of this document, the Permittee hereunder must previously acquire the written permission of the Arizona State Land Department and the Arizona Department of Agriculture to remove those plants.

ADDITIONAL CONDITIONS

A. Non-Availability of Funds

Every obligation of the State under this Permit is conditioned upon the availability of funds appropriated or allocated for the payment of such obligation. If funds are not allocated and available for the continuance of this Permit, this Permit may be terminated by the State at the end of the period for which funds are available. No liability shall accrue to the State in the event this provision is exercised, and the State shall not be obligated or liable for any future payments or any damages as a result of termination under this paragraph.

B. Cancellation for Conflict of Interest

Pursuant to A.R.S. § 38-511, the state or any department or agency of the state may, within three years after its execution, cancel any permit, without penalty or further obligation, made by the state or any of its departments or agencies if any person significantly involved in initiating, negotiating, securing, drafting or creating the permit on behalf of the state or any of the departments or agencies of the state, is at any time while the permit is in effect, an employee or agent of any other party to the permit in any capacity or a consultant to any other party of the permit with respect to the subject matter of the permit. A cancellation made pursuant to this provision shall be effective when the Permittee receives written notice of the cancellation unless the notice specifies a later time.

C. Non-discrimination

The Permittee shall comply with Executive Order 99-4, which mandates that all persons, regardless of race, color, religion, sex, age national origin or political affiliation, shall have equal access to employment opportunities, and all other applicable State and Federal employment laws, rules, and regulations, including the Americans with Disabilities Act. The Permittee shall take affirmative action to ensure that applicants for employment and employees are not discriminated against due to race, creed, color, religion, sex, national origin or disability.

D. Arbitration

The parties to this Permit agree to resolve all disputes arising out of or relating to this Permit through arbitration, after exhausting applicable administrative review, to the extent required by A.R.S. 12-1518, except as may be required by other applicable statutes.

STATE OF ARIZONA LAND DEPARTMENT
1616 W. ADAMS
PHOENIX, AZ 85007

RUN DATE 28-FEB-2006
RUN TIME: 13:04:14
APPENDIX A

KE-LEASE#: 008-110135-00-000 APPTYPE: NEW

AMENDMENT#: 0

==

LAND#	LEGAL DESCRIPTION	AUS	ACREAGE
20.0-S-10.0-E-26-10-031-1005	ALL	0.00	640.000
	TOTALS:	0.00	640.000

ARIZONA STATE LAND DEPARTMENT
Minerals Section

EXPLORATION
PLAN OF OPERATION

ARIZONA STATE LAND DEPARTMENT 2008 APR 10 AM 11:06

The following information must be submitted to, and approved by the Department prior to initiating exploration activities on State land. The plan will only be approved for a period of one year. Any change in the described operations must first be approved by the Department.

Plan evaluation and approval may require 30 to 60 days.

Permit Number(s) 008-110135

Permittee United Mines Inc. per Glenn E. Martin

Name of Operator United Mines Inc. Telephone 520-742-3111

Address of Operator 9100 E Indian Hills Rd. Tucson Az 85749

Name of Field Representative Glynn A. Burkhardt 520-749-1393
(If different than operator include address and telephone) 9100 E. Indian Hills Rd. Tucson Az 85749

1) **Land Description and Map**
Attach as Exhibit B to this Plan a U.S.G.S. topographic map of the referenced property.

County PIMA Township 20S Range 10E Section(s) 26

2) **Period of Operation**
The operation is proposed to begin on 4/15/2008 and end on 4/10/2009.
If exploration operations are proposed to exceed one year, an addendum to this plan must be filed prior to the plan expiration date.

3) **Access**
Show on Exhibit B existing and proposed routes. Describe in detail the extent of all improved or newly constructed access. Note any locked gates and include any landmarks which will assist in locating the property.

NO Locked gates, NO Newly constructed ACCESS.
Road Improvements were made, Fortified arroyo crossing.
cleared grass + Bruch To Sites, Cleared grass on Roadways
side-cast Mine dumps Measured + cleaned / ARIVACA / AMADO Rd.
To Mine Sites + Ranch Roads To Mines / Mine Dumps

4) **Vehicles and Equipment**
List by type and size all vehicles and equipment which will be used in connection with the operation. Include the capacity of concentrators for placer operations.

4w Drive Truck w hoist, FORD Expedition, 4WD Pickups.
Hand Tools only But need D-4 Cat to scrape ACCESS Roads better

5) **Scope of Operation**

Describe the type and extent of the operation to be performed. Include the estimated area of disturbance and provide detailed information for any earth moving or site clearance operations. For placer type exploration include the amount of material to be processed from each test site, and the dimension of test sites.

Estimated area of disturbance: < 1½ ACRES

Mine Dump Measurements + Sampling, AREA Rock Sampling
Road Maintenance + Improvement, ARROYO Improvements
To cross (Rain washes out roads annually)
Multiple Site survey + Mapping For Drill programs
Multiple areas of Rock Sampling,
Site prep for Drill programs

6) **Affected Land**

Indicate to the nearest 300 feet the location of all proposed exploration sites (Topographic Map, Exhibit B). If unable to show on topographic map, complete attached Exhibit A or provide coordinate description (topographic grid or distance from section corner). For placer type exploration include the location of concentrators.

Coordinate description: Submit as an attachment. SEE ATTAChed MAP Ex. B

7) **Drilling**

For all drilling operations indicate the type of drilling operation, drilling medium (air, water e.g.) hole diameter, ground elevation and proposed total depth.

Not At this Time. Will submit Modified Plan For Drilling prospects.

Hole Identification	Elevation	Total Depth

If drilling is anticipated, indicate the method of plugging and abandonment. Indicate the marsh funnel viscosity if applicable.

N/A currently R/C + Core Drilling to be utilized with Modified Plan.

8) **Water Use**

If the use of water is required, describe the location and quantity to be used.

N/A currently

9) **Reclamation**

Describe plans for reclamation of disturbed areas. Include measures for segregation of top soil, top soil stabilization, backfilling, erosion control, recontouring, seed bed preparation, method of seeding, seed species, etc. Unless otherwise approved, reclamation on the property is to be completed within the approved plan period of one year.

N/A currently

10) **Antiquities and Native Plants**

If required, the Permittee agrees to obtain archaeological clearance prior to disturbance on all land surface affected by exploration activities, including access roads.

United Mines agrees to comply with all requirements requested

If the destruction or removal of protected native plants is necessary to enjoy the privileges of a permit, the Permittee agrees to obtain written permission from the Arizona Department of Agriculture. The Permittee also agrees to either salvage the plants for use in reclaiming the property or purchase the plants from the Arizona State Land Department.

N/A currently

The permittee agrees to abide by the methods and extent of the operations described herein.

PERMITTEE: Glenn E Martin for United Mines, Inc. 4/3/2008
Signature and Date

Plan must be signed by the permit holder, statutory agent, have a power of attorney on file with the Department, or be a duly authorized representative of the company.

****

CONDITIONS OF APPROVAL: ______________________________

Permittee also agrees to abide by the above listed CONDITIONS OF APPROVAL.

PERMITTEE: ______________________________
Signature and Date

Following the Department's evaluation of this plan, two copies will be sent to the permittee noting any conditions which may be required by the Department. The permittee shall sign and return one copy which will attach to, and become a part of, the permit.

FOR DEPARTMENT USE ONLY

Plan Number 08-110135

Bond Amount 3000 Cash bond

Approved for the period: Beginning 4/15/08 Expiring 4/10/09

Approved By: [signature] Date 5/28/08

Date of Permit Issue: 4-14-06

Date Last Plan Submitted: ______________ Plan Number ______________

Denied By: ______________ Date ______________

Remarks: ______________________________

SECTION PLAT SHEET
(Exhibit A)

SECTION 26 TOWNSHIP 20S RANGE 10E

COUNTY PIMA STATE AZ SCALE ¾" = 660'


ALL

T20S, R10E Section 26

Ex. "B"


topozone
Copyright 1999-2003 Maps a la carte, Inc
New Colorado Mine
22
23
24
USMM 8
Water Tank
3740
3827
3757
Sec 26
26
27
25
Cerro
Colorado
USMN 3
3753
ROAD
Colorado Clark Mine
BM
3764
3748
3900
ARIVACA
34
35
36
3760
Shell Well

To AMAL

= Survey Sites

= SAMPLE Rock Samples

= Test Holes

= ROAD Improvements

0 0.3 0.6 0.9 1.2 1.5 km

0 0.2 0.4 0.6 0.8 1 mi

Map center is UTM 12 472507E 3502742N (WGS84/NAD83)

Cerro Colorado quadrangle - Elevation 3,741.2 ft / 1,140.3 m (USGS NED)

Projection is UTM Zone 12 NAD83 Datum

M=11.406
G=-0.152

Conditions for Approval of Exploration Plan of Operation for Mineral Exploration Permit Nos. 08-110135, 08-110136, and 08-110137

for the period from April 15, 2008 to April 10, 2009

- All reasonable attempts shall be made to avoid conducting exploration activities during inclement weather, so as to avoid excessive damage to the land surface and roads.

- Any gates or other improvements belonging to grazing lessees are to be repaired or replaced if damaged during the course of the mineral exploration.

- All disturbed land surface including any pre-existing ranch roads utilized to access the Mineral Lease area will either be maintained or properly abandoned as deemed appropriate by the Arizona State Land Department (ASLD).

- All work completed will comply with the provisions of the Arizona Native Plant Law (A.R.S. §3-901 et seq., or any successor statutes) and with Arizona laws relating to archaeological discoveries (A.R.S. §41-841 et seq., or any successor statutes). Lessee shall not disturb any cacti or other protected native plants nor disturb any ruins, burial grounds or other archaeological sites except as may be permitted by these laws.

- The ASLD will be notified within 10 working days of the completion of the approved exploration plan.

Acknowledged and Agreed

Glenn E Martin	May 21st 2008
Signature	Date